UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21734

PIMCO Global StocksPLUS & Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:                           212-739-3371

Date of fiscal year end:	March 31, 2008

Date of reporting period:	March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report To Shareholders

PIMCO Global StocksPLUS & Income Fund A n n u a l R e p o r t M a r c h 3 1 , 2 0 0 8

Contents
Letter to Shareholders	1
Fund Insights/Performance & Statistics	2-3
Schedule of Investments	4-13
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Statement of Cash Flows	17
Notes to Financial Statements	18-28
Financial Highlights	29
Report of Independent Registered Public
Accounting Firm	30
Tax Information/Annual Shareholder
Meeting Results	31
Privacy Policy/Proxy Voting Policies & Procedures	32
Dividend Reinvestment Plan	33
Board of Trustees	34-35
Principal Officers	36

PIMCO Global StocksPLUS & Income Fund Letter to Shareholders

May 14, 2008

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Global StocksPLUS & Income Fund (the “Fund”) for the fiscal year ended March 31, 2008.

During the twelve-month period, international equity markets finished in line with the domestic equity market, as the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) declined 5.07% in U.S. dollar-denominated terms compared to the S&P 500 Index decrease of 5.08%. The decline of the U.S. dollar figured prominently in the comparison. In returns measured in local currencies, the MSCI EAFE Index fell 16.86% for the period. The broad bond market fared better with the Lehman Brothers Aggregate Bond Index returning 7.67%.

For specific information on the Fund including performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 1

PIMCO Global StocksPLUS & Income	Fund Fund Insights/
March 31, 2008 (unaudited)	Performance & Statistics

  For the fiscal year ended March 31, 2008, the Fund had a net asset value (“NAV”) return of (6.82)% and a market price return of (8.02)%.

  The Fund’s exposure to the Morgan Stanley Capital International “Europe, Australasia, Far East” Index (“MSCI EAFE”) averaged 54% during the 12-month period ended March 31, 2008. The MSCI EAFE Index returned (2.70)% during the 12-month period, including a 9.40% fall in January 2008. Appreciation in EAFE currencies versus the U.S. dollar lessened the negative impact from the equity market decline, which was driven by sub-prime credit deteriorations and prospects of slower economic growth.

  The Fund had an average of 46% exposure to the domestic equity market via S&P 500 futures contracts, along with an option strategy that generated gains and limited downside risk during the 12-month period. The option strategy used the premium from written at- or slightly out-of-the money call options to generate returns and also purchase out-of-money put options to limit losses. The option strategy was neutral over all as the written call option positions forwent most of the upside potential in the beginning of the period. During the first quarter of 2008, purchased put option positions diminished potential losses due to the equity market retracement. The S&P 500 Index ended the 1-year period ended March 31, 2008 with a return of (5.10)%.

Income was generated through a diversified fixed-income portfolio, which collateralizes the equity positions. Highlights of the fixed-income performance were:

  The fixed-income portfolio had an average duration of 1.5 years during the 12-month period, which helped returns as Treasury rates fell substantially across the curve. Two-year Treasury rates declined 2.97%, ending the period at 1.62%.

  High-quality mortgages were emphasized, which provided attractive incremental income. Despite the high quality nature of these assets, the holdings experienced price declines as financial entities broadly liquidated their mortgage positions.

  The Fund had an average of 28% exposure to emerging markets, which included Russia, Brazil, and Ukraine, given their strong economic fundamentals and attractive income levels. However, these positions detracted from returns as emerging market spreads versus Treasuries widened amid global risk reduction.

  High-yield bonds comprised approximately 18% of the Fund during the 12-month period. Although incremental income of these positions provided a cushion against potential negative price returns, the positions lost value as a result of the credit crisis during the second half of the year.

2 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund	Fund Insights/
March 31, 2008 (unaudited)	Performance & Statistics

Total Return(1) :	Market Price	NAV
1 Year	(8.02)%	(6.82)%
Commencement of Operations (5/31/05) to 3/31/08	6.75%	9.18%

Market Price/NAV Performance:
Commencement of Operations (5/31/05) to 3/31/08
¢ NAV
¢ Market Price

Market Price/NAV:
Market Price	$22.20
NAV	$22.88
Discount to NAV	(2.97)%
Market Price Yield(2)	9.91%

Moody’s Rating
(as a % of total investments)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market price per share (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized fiscal year to date (12 months ended March 31, 2008) dividends to shareholders by the market price per share at March 31, 2008.

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 3

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2008
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES—70.7%
	Fannie Mae,
$1,067	5.50%, 11/1/34, MBS (j)	Aaa/AAA	$1,079,927
1,162	5.50%, 1/1/35, MBS (j)	Aaa/AAA	1,174,148
9,651	5.50%, 4/1/37, MBS (j)	Aaa/AAA	9,752,563
5,032	5.50%, 7/1/37, MBS (j)	Aaa/AAA	5,085,482
215	5.50%, 8/1/37, MBS (j)	Aaa/AAA	217,486
18,100	5.50%, MBS, TBA (d)	Aaa/AAA	18,272,511
7,720	6.00%, 3/1/30, MBS (j)	Aaa/AAA	7,949,473
7,054	6.00%, 5/25/31, CMO (j)	Aaa/AAA	7,228,192
1,696	6.50%, 2/1/30, MBS	Aaa/AAA	1,769,487
12	6.50%, 6/1/31, MBS (j)	Aaa/AAA	11,959
170	6.50%, 9/1/31, MBS (j)	Aaa/AAA	176,249
320	6.50%, 11/1/31, MBS (j)	Aaa/AAA	330,781
514	6.50%, 7/1/32, MBS (j)	Aaa/AAA	531,691
685	6.50%, 9/1/32, MBS (j)	Aaa/AAA	706,651
839	6.50%, 2/25/33, CMO (j)	Aaa/AAA	882,078
186	6.50%, 10/1/33, MBS (j)	Aaa/AAA	193,146
545	6.50%, 12/1/33, MBS (j)	Aaa/AAA	564,778
365	6.65%, 11/1/28, FRN, MBS (j)	Aaa/AAA	381,011
1,097	6.95%, 8/25/21, CMO (j)	Aaa/AAA	1,169,806
739	7.00%, 8/25/21, CMO (j)	Aaa/AAA	793,694
930	7.00%, 9/25/21, CMO (j)	Aaa/AAA	997,937
179	7.00%, 12/25/23, CMO	Aaa/AAA	198,584
1,107	7.00%, 11/1/24, MBS	Aaa/AAA	1,173,928
308	7.00%, 2/1/31, MBS (j)	Aaa/AAA	323,224
191	7.00%, 6/25/32, CMO (j)	Aaa/AAA	207,609
63	7.00%, 1/25/48, CMO (j)	Aaa/AAA	68,037
94	7.50%, 7/25/22, CMO (j)	Aaa/AAA	101,967
122	7.50%, 6/1/32, MBS (j)	Aaa/AAA	128,868
22	7.50%, 10/1/32, MBS (j)	Aaa/AAA	23,483
245	8.00%, 3/25/21, CMO (j)	Aaa/AAA	267,944
3,883	8.00%, 8/1/32, MBS (j)	Aaa/AAA	4,228,350
46	8.50%, 1/25/25, CMO (j)	Aaa/AAA	49,873
	Fannie Mae Whole Loan,
102	6.50%, 6/25/28, CMO	Aaa/AAA	109,549
1,818	7.50%, 2/25/42, CMO, VRN	Aaa/AAA	1,952,646
107	7.80%, 6/25/26, ABS, VRN	Aaa/AAA	111,348
350	10.198%, 12/25/42, CMO, VRN	Aaa/AAA	393,121
	Freddie Mac,
82	4.50%, 11/15/25, CMO (j)	Aaa/AAA	83,034
2,000	5.50%, MBS, TBA (d)	Aaa/AAA	2,019,688
2,788	6.00%, 5/1/30, MBS (j)	Aaa/AAA	2,882,654
15,342	6.00%, 12/1/37, MBS (j)	Aaa/AAA	15,749,600
2,000	6.50%, 10/15/23, CMO (j)	Aaa/AAA	2,124,076

4 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2008 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES (continued)
$794	6.50%, 4/15/24, CMO (j)	Aaa/AAA	$843,160
2,913	6.50%, 6/15/31, CMO (j)	Aaa/AAA	3,052,409
3,178	6.50%, 8/15/31, CMO (j)	Aaa/AAA	3,359,754
4,628	6.50%, 2/15/32, CMO (j)	Aaa/AAA	4,871,562
942	6.50%, 2/1/34, MBS (j)	Aaa/AAA	977,604
347	6.50%, 3/1/34, MBS (j)	Aaa/AAA	359,124
564	6.50%, 5/1/34, MBS (j)	Aaa/AAA	585,782
3,126	6.50%, 7/1/34, MBS (j)	Aaa/AAA	3,246,078
283	6.50%, 8/1/34, MBS (j)	Aaa/AAA	292,891
363	6.50%, 11/1/34, MBS (j)	Aaa/AAA	375,362
5,235	6.50%, 4/1/35, MBS (j)	Aaa/AAA	5,459,638
10,635	6.50%, 2/1/36, MBS (j)	Aaa/AAA	11,072,173
11,000	6.50%, MBS, TBA (d)	Aaa/AAA	11,410,784
671	6.95%, 7/15/21, CMO (j)	Aaa/AAA	730,315
265	7.00%, 5/15/21, CMO (j)	Aaa/AAA	284,318
103	7.00%, 12/15/21, CMO (j)	Aaa/AAA	109,563
42	7.00%, 8/15/23, CMO	Aaa/AAA	44,530
100	7.00%, 6/15/29, CMO (j)	Aaa/AAA	107,385
5,192	7.00%, 6/15/31, CMO (j)	Aaa/AAA	5,468,445
2,615	7.00%, 8/1/36, MBS (j)	Aaa/AAA	2,717,366
36	7.50%, 2/15/23, CMO (j)	Aaa/AAA	38,506
1,005	7.50%, 9/15/30, CMO (j)	Aaa/AAA	1,073,259
39	7.50%, 1/15/31, CMO (j)	Aaa/AAA	40,461
126	8.00%, 3/15/23, CMO (j)	Aaa/AAA	137,462
442	8.50%, 5/17/10, MBS (j)	Aaa/AAA	456,448
23	9.50%, 4/15/20, CMO	Aaa/AAA	24,796
1,109	10.525%, 8/25/22, CMO, FRN (e)(j)	Aaa/AAA	1,255,700
	Freddie Mac Structured Pass Through Securities, CMO,
133	6.50%, 7/25/43	Aaa/AAA	138,039
1,904	7.00%, 7/25/32, VRN	Aaa/AAA	2,013,941
	Total U.S. Government Agency Securities (cost—$149,684,997)		152,013,488

CORPORATE BONDS & NOTES—25.2%
	Airlines—3.1%
2,500	American Airlines, Inc., 6.817%, 11/23/12	Ba1/BB+	2,356,250
1,455	Continental Airlines, Inc., 8.048%, 5/1/22	Baa2/BBB+	1,455,086
	United Air Lines, Inc.,
680	6.201%, 3/1/10	Ba2/BBB	673,633
2,432	6.636%, 1/2/24	Baa2/BBB	2,271,134
			6,756,103
	Automotive—0.5%
1,000	Tenneco Automotive, Inc., 8.625%, 11/15/14	B3/B	987,500

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 5

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2008 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES (continued)
	Banking—0.7%
$1,500	UBS AG, 5.875%, 12/20/17	Aaa/AA	$1,537,149
	Financial Services—10.2%
£1,200	Argon Capital PLC, 8.162%, 10/5/12 (g)	Aa3/A	2,299,115
$2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (g)	NR/BBB-	2,488,184
€4,600	General Electric Capital Corp., 4.625%, 9/15/66, FRN (a)(c)	Aa1/AA+	6,332,870
	General Motors Acceptance Corp. LLC,
$2,500	4.315%, 5/15/09, FRN	B1/B+	2,137,335
2,000	6.00%, 12/15/11	B1/B+	1,497,138
2,000	Osiris Capital PLC, 9.258%, 1/15/10, FRN (a)(c)(e)	Ba1/BB+	2,021,772
5,000	Teco Finance, Inc., 6.75%, 5/1/15 (a)(c)	Baa3/NR	5,187,515
			21,963,929
	Healthcare & Hospitals—0.7%
	HCA, Inc.,
1,000	6.375%, 1/15/15	Caa1/B-	851,250
700	9.25%, 11/15/16	B2/BB-	728,000
			1,579,250
	Insurance—0.5%
1,000	Foundation Re II Ltd., 9.82%, 11/26/10, FRN (a)(c)(e)	NR/BB+	1,021,230
	Metals & Mining—1.4%
	Vale Overseas Ltd.,
1,250	6.25%, 1/11/16	Baa3/BBB	1,253,443
700	6.25%, 1/23/17	Baa3/BBB	700,848
1,000	6.875%, 11/21/36	Baa3/BBB	980,954
			2,935,245
	Oil & Gas—2.1%
4,000	Gazprom AG, 9.625%, 3/1/13	A3/BBB	4,512,400
	Paper/Paper Products—1.1%
	Georgia-Pacific Corp. (a)(c),
500	7.00%, 1/15/15	Ba3/BB-	471,250
2,000	7.125%, 1/15/17	Ba3/BB-	1,860,000
			2,331,250
	Printing/Publishing—0.2%
500	RH Donnelley Corp., 8.875%, 1/15/16	B3/B	318,750
	Retail—1.3%
2,849	CVS Lease Pass Through, 5.88%, 1/10/28 (a)(c)	Baa2/BBB+	2,830,938
	Utilities—3.4%
2,000	Dynegy Holdings, Inc., 8.375%, 5/1/16	B2/B	1,990,000

6 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2008 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES (continued)
	Nevada Power Co.,
$2,500	6.50%, 5/15/18	Baa3/BB+	$2,563,318
3,000	6.65%, 4/1/36	Baa3/BB+	2,841,084
			7,394,402
	Total Corporate Bonds & Notes (cost—$55,310,841)		54,168,146

MORTGAGE-BACKED SECURITIES—15.9%
220	Bear Stearns Asset Backed Securities, 5.00%,
	1/25/34, CMO	Aaa/AAA	196,620
1,737	Charlotte Gateway Village LLC, 6.41%,
	12/1/16, CMO (a)(c)(f)	NR/AA+	1,732,602
	Countrywide Alternative Loan Trust, CMO,
145	2.999%, 3/25/34, FRN	Aaa/AAA	123,940
322	6.25%, 9/25/34	Aaa/AAA	287,695
2,453	6.50%, 7/25/35	Aaa/AAA	1,855,499
	Countrywide Home Loan Mortgage Pass Through
	Trust, CMO, FRN,
274	2.999%, 8/25/18	NR/AAA	269,848
419	3.059%, 9/25/34	Aaa/AAA	329,527
239	3.099%, 3/25/34	Aaa/NR	227,369
	First Horizon Asset Securities, Inc., CMO, FRN,
185	3.099%, 3/25/18	NR/AAA	184,065
513	5.106%, 10/25/34	Aaa/NR	486,727
1,923	6.212%, 2/25/36	Aaa/AAA	1,336,763
33	7.006%, 12/27/32	Aaa/AAA	32,861
319	First Republic Mortgage Loan Trust, 3.118%,
	8/15/32, CMO, FRN	Aaa/AAA	307,624
2,814	GSMPS Mortgage Loan Trust, 7.00%, 6/25/43,
	CMO (a)(c)	NR/NR	2,740,704
	Harborview Mortgage Loan Trust, CMO, FRN,
39	2.829%, 3/19/35	Aaa/AAA	30,552
412	6.215%, 11/19/34	Aaa/AAA	381,654
¥135,472	JLOC 36 LLC, 1.188%, 2/16/16, CMO, FRN (a)(c)	Aaa/AAA	1,350,160
$1,823	JP Morgan Alternative Loan Trust, 7.00%,
	12/25/35, CMO	NR/AAA	1,714,108
3,212	MASTR Reperforming Loan Trust, 8.00%, 7/25/35, CMO	Aaa/AAA	3,309,042
1,000	Multi-Family Capital Access One, Inc., 8.825%,
	1/15/24, CMO, VRN	NR/NR	1,055,992
	Nomura Asset Acceptance Corp., CMO,
81	2.989%, 10/25/34, FRN	Aaa/AAA	75,447
1,854	7.50%, 3/25/34 (a)(c)	Aaa/AAA	1,805,608
588	Provident Funding Mortgage Loan Trust, 4.035%,
	4/25/34, CMO, VRN	Aaa/AAA	590,975
2,991	Residential Accredit Loans, Inc., 6.00%, 8/25/35, CMO	NR/AAA	2,770,426

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 7

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2008 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
MORTGAGE-BACKED SECURITIES (continued)
$607	Residential Asset Securitization Trust, 3.049%,
	2/25/34, CMO, FRN	NR/AAA	$522,550
820	Residential Funding Mortgage Sec. I, 2.999%,
	7/25/18, CMO, FRN	NR/AAA	813,783
42	SACO I, Inc., 7.00%, 8/25/36, CMO (a)(c)(f)	Aaa/NR	43,789
	Sequoia Mortgage Trust, CMO, FRN,
157	2.916%, 10/20/27	Aaa/AAA	137,788
158	2.936%, 10/20/27	Aaa/AAA	144,641
514	6.164%, 8/20/34	Aaa/AAA	477,168
38	6.312%, 9/20/32	Aaa/AAA	34,489
	Structured Adjustable Rate Mortgage Loan Trust,
	CMO, VRN,
425	4.26%, 3/25/34	Aaa/AAA	398,542
776	5.726%, 5/25/35	Aaa/AAA	752,010
3,893	Structured Asset Securities Corp., 7.50%,
	10/25/36, CMO (a)(c)(f)	Aaa/AAA	4,335,850
	Washington Mutual, Inc., CMO,
525	4.585%, 4/25/35, VRN	Aaa/AAA	526,882
17	5.726%, 6/25/42, FRN	Aaa/AAA	15,268
56	5.726%, 8/25/42, FRN	Aaa/AAA	51,491
2,452	6.50%, 11/25/18	NR/AAA	2,517,007
62	6.570%, 1/25/33, FRN	Aaa/AAA	60,805
75	Wells Fargo MBS Trust, 3.541%, 9/25/34, CMO, FRN	Aaa/AAA	74,965
	Total Mortgage-Backed Securities (cost—$35,934,950)		34,102,836

ASSET-BACKED SECURITIES—12.3%
650	ACE Securities Corp., 5.849%, 4/25/35, FRN (a)(c)	Caa1/CCC	45,500
1,816	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a)(c)	Aaa/AAA	1,942,139
1,150	Ameriquest Mortgage Securities, Inc.,
	8.224%, 2/25/33, FRN	Ca/CCC	220,006
	Bear Stearns Asset Backed Securities Trust,
1,197	3.599%, 8/25/37, FRN	Aaa/AAA	1,078,588
2,578	5.783%, 7/25/36, VRN (f)	NR/AAA	2,287,122
	Bear Stearns Second Lien Trust, FRN (a)(c),
1,500	3.399%, 12/25/36	Aa1/BB+	1,110,282
1,000	5.099%, 12/25/36, Ser. B2	Baa2/B-	102,247
489	5.099%, 12/25/36, Ser. B3	Ba3/B-	45,892
1,600	5.099%, 12/25/36, Ser. B4	B1/CCC	109,213
31	Cendant Mortgage Corp., 5.989%, 7/25/43, VRN (a)(c)	NR/NR	29,029
2,000	Citibank Omni Master Trust, 3.699%, 12/23/13,
	FRN (a)(c)	Aaa/AAA	2,003,937
8	Countrywide Asset-Backed Certificates,
	2.879%, 4/25/34, FRN	Aaa/AAA	6,874

8 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2008 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
ASSET-BACKED SECURITIES (continued)
	Countrywide Home Equity Loan Trust, FRN,
$122	3.038%, 4/15/30	Baa3/BBB-	$84,969
72	3.038%, 1/15/34	Baa3/BBB-	55,727
318	CS First Boston Mortgage Securities Corp.,
	4.949%, 8/25/32, FRN	Baa3/CCC	80,997
1,521	Denver Arena Trust, 6.94%, 11/15/19 (a)(c)	NR/NR	1,495,840
	Green Tree Financial Corp.,
4,295	6.22%, 3/1/30	NR/BBB	4,285,871
1,162	6.53%, 4/1/30, VRN	B3/NR	1,129,794
2,724	6.53%, 2/1/31, VRN	NR/B-	2,359,684
2,527	6.81%, 12/1/27, VRN	Ba1/BBB	2,643,471
2,000	GSAMP Trust, 2.749%, 10/25/36, FRN (e)	Aaa/B	749,594
	Long Beach Mortgage Loan Trust, FRN,
748	4.024%, 3/25/32	A1/NR	580,574
820	4.249%, 3/25/32	B3/NR	317,136
350	Master Asset Backed Securities Trust, 3.555%,
	3/25/35, FRN	Aa1/AA+	339,413
2,384	Oakwood Mortgage Investors, Inc., 6.34%, 4/15/29	Ba1/NR	2,294,048
1,026	Residential Asset Mortgage Products, Inc.,
	2.719%, 10/25/36, FRN	Aaa/AAA	978,557
2,400	TABS Ltd., 4.335%, 2/12/47, CDO, FRN (a)(c)(e)(f)	Ca/CC	99,371
74	Wachovia Asset Securitization, Inc., 3.029%,
	12/25/32, FRN	Aaa/AAA	67,889
	Total Asset-Backed Securities (cost—$31,097,534)		26,543,764

SENIOR LOANS (a)(b)—6.9%
	Automotive—0.7%
1,975	Ford Motor Corp., 5.80%, 12/15/13, Term B		1,623,511
	Commercial Products—0.3%
	Hertz Corp.,
111	2.599%, 12/21/12		104,000
33	4.32%, 12/21/12, Term B		30,986
340	4.39%, 12/21/12, Term B		318,135
241	4.50%, 12/21/12, Term B		226,035
			679,156
	Computer Services—0.2%
488	SunGard Data Systems, Inc., 5.128%, 2/28/14		453,888
	Entertainment—0.4%
490	MGM Studios, 5.946%, 4/8/12, Term B		389,856

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 9

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2008 (continued)

Principal
Amount
(000)		Value
SENIOR LOANS (continued)
	Warner Music Group, Inc., Term B,
$44	4.599%, 2/28/11	$39,595
127	4.678%, 2/28/11	114,683
105	5.085%, 2/28/11	94,816
105	5.093%, 2/28/11	94,549
69	5.718%, 2/28/11	62,087
35	5.894%, 2/28/11	31,516
		827,102
	Financial Services—1.7%
2,985	Chrysler Financial Corp., 6.80%, 8/3/12	2,482,941
1,250	Shackleton Crean Event Management, 10.75%,
	8/6/08 (e)	1,206,250
		3,689,191
	Healthcare & Hospitals—2.1%
	DaVita, Inc., Term B,
433	4.21%, 10/5/12	408,364
21	4.21%, 10/5/12 (e)	19,321
21	4.32%, 10/15/12	19,708
29	4.57%, 10/5/12	27,602
44	4.60%, 10/5/12	41,403
29	5.76%, 10/5/12	27,215
423	6.23%, 10/5/12	398,092
2,962	HCA, Inc., 4.946%, 11/18/13, Term B	2,728,939
	HealthSouth Corp.,
4	5.21%, 3/10/13	3,749
838	5.50%, 3/10/13	776,137
		4,450,530
	Paper/Paper Products—1.3%
	Georgia-Pacific Corp., Term B,
218	4.446%, 12/20/12	202,729
2,429	4.74%, 12/20/12	2,256,235
286	4.835%, 12/20/12	265,440
		2,724,404
	Waste Disposal—0.2%
	Allied Waste North America, Inc.,
55	4.06%, 3/28/14, Term B	52,353
64	4.08%, 3/28/14, Term B	61,078
118	4.57%, 3/28/14, Term B	111,976
10	4.59%, 3/28/14, Term B	9,213
151	4.60%, 3/28/14	143,144
		377,764
	Total Senior Loans (cost—$16,389,215)	14,825,546

10 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2008 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
SOVEREIGN DEBT OBLIGATIONS—2.0%
	Ukraine—2.0%
	Republic of Ukraine,
$2,000	6.875%, 3/4/11	B1/BB-	$2,070,200
2,000	7.65%, 6/11/13	B1/BB-	2,130,000
	Total Sovereign Debt Obligations (cost—$4,199,263)		4,200,200

MUNICIPAL BONDS & NOTES—1.0%
	South Carolina—0.2%
347	Tobacco Settlement Rev. Management Auth.,
	7.666%, 5/15/16	Baa2/BBB	347,638
	West Virginia—0.8%
2,000	Tobacco Settlement Finance Auth. Rev.,
	7.467%, 6/1/47, Ser. A	Baa3/BBB	1,909,220
	Total Municipal Bonds & Notes (cost—$2,235,311)		2,256,858

SHORT-TERM INVESTMENTS—21.3%
	U.S. Treasury Bills (h)—17.4%
37,600	1.43%-2.125%, 5/29/08-6/12/08 (cost—$37,500,598)		37,427,433
	Corporate Notes—2.8%
	Financial Services—2.3%
125	General Motors Acceptance Corp. LLC, 4.25%, 3/15/09	B1/B+	114,465
5,000	VTB Capital S.A., 3.839%, 8/1/08, FRN (a)(c)	A2/BBB+	4,950,000
			5,064,465
	Insurance—0.5%
1,000	Mystic Re Ltd., 9.39%, 12/5/08, FRN (a)(c)(e)	NR/BB+	991,600
	Total Corporate Notes (cost—$6,798,497)		6,056,065
	Repurchase Agreement—1.1%
2,249	State Street Bank & Trust Co.,
	dated 3/31/08, 1.90%, due
	4/1/08, proceeds $2,249,119;
	collateralized by Freddie Mac,
	3.00%, due 5/13/08, valued at
	$2,298,975 including accrued
	interest (cost—$2,249,000)		2,249,000
	Total Short-Term Investments (cost—$46,548,095)		45,732,498

OPTIONS PURCHASED (i)—2.8%
Contracts/
Notional Amount
	Call Options—1.9%
235,000,000	9-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 3.60%, expires 2/23/09		4,059,954

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 11

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2008 (continued)

Contracts/
Notional Amount		Value
OPTIONS PURCHASED (i) (continued)
	Put Options—0.9%
235,000,000	9-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 5.80%, expires 2/23/09	$1,240,917
18,100,000	Fannie Mae (OTC),
	strike price $86.38, expires 6/5/08	12,962
425	Financial Future Euro—90 day (CME),
	strike price $93, expires 6/16/08	1
	Freddie Mac (OTC),
18,100,000	strike price $86, expires 5/6/08	3,632
11,000,000	strike price $95, expires 5/6/08	1,980
319	S&P 500 Index (CBOE),
	strike price $1,250, expires 4/18/08	661,925
		1,921,417
	Total Options Purchased (cost—$6,730,009)	5,981,371
	Total Investments before options written
	(cost—$348,130,215)—158.1%	339,824,707

OPTIONS WRITTEN (i)—(1.3)%
	Call Options—(1.3)%
302	S&P 500 Index (CBOE),
	strike price $1,310, expires 4/18/08 (premiums received—$2,879,706)	(2,846,350)
	Total Investments net of options written
	(cost—$345,250,509)—156.8%	336,978,357
	Other liabilities in excess of other assets—(56.8%)	(122,120,530)
	Net Assets—100.0%	$214,857,827

Notes to Schedule of Investments:

*	Unaudited
(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $59,484,884, representing 27.69% of net assets.
(b)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2008.

(c)
144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	When-issued or delayed-delivery security. To be settled/delivered after March 31, 2008.
(e)	Illiquid security.
(f)
Securities with an aggregate value of $8,498,734, representing 3.96% of net assets, have been fair-valued using modeling tools or methods as described in Note 1(a) in the Notes to Financial Statements.

12 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2008 (continued)

Notes to Schedule of Investments: (continued)

(g)	Perpetual maturity security. Maturity date shown is date of first call. Interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated as collateral for swap contracts.
(i)	Non-income producing.
(j)	All or partial amount segregated as collateral for reverse repurchase agreement.

Glossary:
£—British Pound
€—Euro
¥—Japanese Yen
ABS—Asset Backed Securities
CBOE—Chicago Board Options Exchange
CDO—Collateralized Debt Obligation
CME—Chicago Mercantile Exchange
CMO—Collateralized Mortgage Obligation
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on March 31, 2008.
LIBOR—London Inter-Bank Offered Rate
MBS—Mortgage-Backed Securities
NR—Not Rated
OTC—Over-the-Counter
TBA—To Be Announced
VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on March 31, 2008.

See accompanying Notes to Financial Statements | 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 13

PIMCO Global StocksPLUS & Income Fund	Statement of Assets
March 31, 2008	and Liabilities
Assets:
Investments, at value (cost—$348,130,215)	$339,824,707
Cash (including foreign currency of $293,882 with a cost of $291,049)	287,655
Unrealized appreciation of swaps	32,774,809
Deposits with brokers for futures contracts collateral	25,290,000
Premium for swaps purchased	10,435,768
Receivable from broker	8,720,000
Interest receivable	2,343,100
Receivable for variation margin on futures contracts	401,449
Receivable for swaps terminated	181,547
Prepaid expenses	20,700
Total Assets	420,279,735

Liabilities:
Payable for reverse repurchase agreements	104,483,000
Unrealized depreciation of swaps	52,343,929
Payable for investments purchased	31,539,319
Premium for swaps sold	11,726,359
Options written, at value (premiums received—$2,879,706)	2,846,350
Dividends payable to shareholders	1,721,860
Investment management fees payable	267,974
Interest payable for reverse repurchase agreements	168,534
Unrealized depreciation of forward foreign currency contracts	156,307
Accrued expenses	168,276
Total Liabilities	205,421,908
Net Assets	$214,857,827

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 9,391,112 shares issued and outstanding)	$94
Paid-in-capital in excess of par	223,934,303
Dividends in excess of net investment income	(1,589,508)
Accumulated net realized gain	19,369,429
Net unrealized depreciation of investments, futures contracts, options written,
swaps and foreign currency transactions	(26,856,491)
Net Assets	$214,857,827
Net Asset Value Per Share	$22.88

14 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund Statement of Operations
Year ended March 31, 2008
Investment Income:
Interest	$19,222,580
Facility and other fee income	5,790
Total Investment Income	19,228,370

Expenses:
Interest expense	4,046,023
Investment management fees	3,309,080
Custodian and accounting agent fees	127,822
Audit and tax services	97,834
Shareholder communications	95,470
Transfer agent fees	31,630
Trustees’ fees and expenses	27,928
New York Stock Exchange listing fees	20,366
Legal fees	12,084
Insurance expense	5,349
Miscellaneous	6,084
Total expenses	7,779,670
Less: custody credits earned on cash balances	(14,962)
Net expenses	7,764,708

Net Investment Income	11,463,662

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(11,862,892)
Futures contracts	(6,768,340)
Options written	14,456,642
Swaps	46,821,973
Foreign currency transactions	(1,051,717)
Net change in unrealized appreciation/depreciation of:
Investments	(7,911,496)
Futures contracts	(132,595)
Options written	876,975
Swaps	(61,286,978)
Foreign currency transactions	(163,306)
Net realized and change in unrealized loss on investments, futures contracts,
options written, swaps, and foreign currency transactions	(27,021,734)
Net Decrease in Net Assets Resulting from Investment Operations	$(15,558,072)

See accompanying Notes to Financial Statements | 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 15

PIMCO Global StocksPLUS & Income Fund	Statement of Changes in
Net Assets
	Year ended	Year ended
	March 31, 2008	March 31, 2007
Investment Operations:
Net investment income	$11,463,662	$9,680,243
Net realized gain on investments, futures contracts,
options written, swaps and foreign currency transactions	41,595,666	7,767,446
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan
commitments and foreign currency transactions	(68,617,400)	19,550,539
Net increase (decrease) in net assets resulting from investment
operations	(15,558,072)	36,998,228
Dividends and Distributions to Shareholders from:
Net investment income	(24,535,220)	(20,958,932)
Net realized gains	(3,827,817)	(1,872,775)
Total dividends and distributions to shareholders	(28,363,037)	(22,831,707)
Capital Share Transactions:
Reinvestment of dividends	—	1,631,082
Total increase (decrease) in net assets	(43,921,109)	15,797,603

Net Assets:
Beginning of year	258,778,936	242,981,333
End of year (including undistributed (dividends in excess of) net
investment income of $(1,589,508) and $245,859, respectively)	$214,857,827	$258,778,936

Shares Issued in Reinvestment of Dividends	—	61,291

16 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund Statement of Cash Flows
Year ended March 31, 2008
Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(507,771,447)
Proceeds from sales of long-term investments	515,581,951
Increase in deposits with brokers for futures contracts collateral	(25,290,000)
Increase in receivable from broker	(8,720,000)
Interest and facility and other fee income received	18,459,555
Net cash provided by options written	25,601,155
Net cash provided by swap transactions	28,807,619
Operating expenses paid	(7,671,095)
Net cash used for futures transactions	(7,305,554)
Net realized loss on foreign currency transactions	(1,048,884)
Net increase in short-term investments	(11,064,720)
Net cash provided by operating activities*	19,578,580

Cash Flows used for Financing Activities:
Increase in reverse repurchase agreements	8,037,000
Cash dividends paid	(28,363,037)
Net cash used for financing activities	(20,326,037)

Net decrease in cash	(747,457)
Cash at beginning of year	1,035,112
Cash at end of year	287,655

Reconciliation of Net Decrease in Net Assets Resulting from Investment
Operations to Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from investment operations	(15,558,072)
Decrease in payable for investments purchased	(8,322,273)
Increase in deposits with brokers for futures contracts collateral	(25,290,000)
Increase in receivable from broker	(8,720,000)
Decrease in interest receivable	353,089
Increase in premium for swaps purchased	(9,338,470)
Increase in receivable for swaps terminated	(181,547)
Decrease in premium for swaps sold	(8,494,337)
Increase in premiums received for options written	1,170,825
Increase in prepaid expenses	(575)
Decrease in investment management fees payable	(19,810)
Increase in net unrealized depreciation of swaps	61,286,978
Increase in net unrealized appreciation of options written	(876,975)
Increase in net unrealized depreciation of forward foreign currency contracts	174,882
Increase in net receivable for variation margin on futures contracts	(404,619)
Decrease in accrued expenses	(2,956)
Increase in interest payable for reverse repurchase agreements	116,954
Net decrease in investments	33,685,486

Net cash provided by operating activities	$19,578,580
* Included in operating expenses is cash paid for interest on reverse repurchase agreements of $3,929,069.

See accompanying Notes to Financial Statements | 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 17

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2008

1. Organization and Significant Accounting Policies
PIMCO Global StocksPLUS & Income Fund (the “Fund”), was organized as a Massachusetts business trust on February 16, 2005. Prior to commencing operations on May 31, 2005, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (”Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund normally attempts to achieve its investment objective by investing in equity index derivative instruments relating to U.S. and non-U.S. markets, backed by an actively-managed, low duration (one to three year) debt portfolio with an average credit quality that is investment grade. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International® Europe, Australasia and Far East Index (the “MSCI EAFE Index”). The Fund also will employ a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index. Typically, substantially all the Fund’s assets will be invested in a portfolio of income-producing debt securities and debt-related derivative securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at March 31, 2008. The Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing SFAS 157 against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

18 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2008

The following is a summary of significant accounting policies followed by the Fund:

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, or persons acting at their discretion pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Fund’s investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair-value pursuant to procedures approved by the Board of Trustees. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Fund. The Fund’s net asset value is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility and other fee income (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions
The Fund declares dividends monthly to shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 19

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2008

1. Organization and Significant Accounting Policies (continued)

(e) Futures Contracts
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Option Transactions
The Fund may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market.

(g) Interest Rate/Credit Default/Total Return Swaps
The Fund enters into interest rate, credit default and total return swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage. As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Fund are included as part of realized gain (loss) and or change in unrealized appreciation/depreciation on the Statement of Operations.

20 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2008

1. Organization and Significant Accounting Policies (continued)

(g) Interest Rate/Credit Default/Total Return Swaps (continued)
Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return on the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/ delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(h) Senior Loans
The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(i) Repurchase Agreements
The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 21

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2008

1. Organization and Significant Accounting Policies (continued)

(k) Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and change in unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation of investments, call options written and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(l) Forward Foreign Currency Contracts
A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(m) When-Issued/Delayed-Delivery Transactions
The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund does not participate in future gains and losses with respect to the security.

(n) Credit-Linked Trust Certificates
Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(o) Custody Credits on Cash Balances
The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

22 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2008

2. Investment Manager/Sub-Adviser
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including any assets attributable to any borrowings that may be outstanding, minus accrued liabilities (other than liabilities representing borrowings)).

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

3. Investment in Securities
For the year ended March 31, 2008, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $474,046,116 and $509,978,223, respectively.

(a) Futures contracts outstanding at March 31, 2008:
		Market
		Value	Expiration	Unrealized
Type	Contracts	(000)	Date	Appreciation
Long: S&P 500 Index	229	$75,799	6/19/08	$1,087,172
E-mini S&P 500 Index	369	24,428	6/20/08	38,844
				$1,126,016

The Fund pledged $25,290,000 in cash as collateral for futures contracts.

(b) Options written for the year ended March 31, 2008:

			Contracts	Premiums
Options outstanding, March 31, 2007			300	$1,708,881
Options written			3,805	29,741,543
Options terminated in closing purchase transactions			(2,971)	(21,140,618)
Options exercised			(506)	(4,140,388)
Options expired			(326)	(3,289,712)
Options outstanding, March 31, 2008			302	$2,879,706

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 23

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2008

3. Investment in Securities (continued)

(c) Credit default swaps contracts outstanding at March 31, 2008:

	Notional
	Amount		Payments
	Payable on		Received	Unrealized
Swap Counterparty/	Default	Termination	(Paid)	Appreciation
Referenced Debt Issuer	(000)	Date	by Fund	(Depreciation)
Bank of America
ABS Home Equity Index	$6,000	7/25/45	(1.54)%	$4,505,760
Long Beach Mortgage Loan Trust	738	7/25/33	4.50%	(436,439)
Barclays Bank
Dow Jones CDX	2,484	6/20/12	0.79%	(80,388)
Federation of Russia	4,900	7/20/11	1.65%	(239,832)
Bear Stearns
ABS Home Equity Index	3,000	5/25/46	(2.42)%	2,480,865
Dow Jones CDX	5,000	6/20/08	(0.12)%	9,324
Indymac Home Equity Loan	1,721	6/25/30	(0.45)%	203,679
Citigroup
ABS Home Equity Index	2,000	5/25/46	1.33%	(1,696,715)
Commercial Industrial Finance	1,000	10/20/20	(2.15)%	197,319
Dow Jones CDX	4,968	6/20/12	0.63%	(153,214)
Credit Suisse First Boston
ABS Home Equity Index	1,000	8/25/37	0.09%	(116,612)
ABS Home Equity Index	2,000	8/25/37	0.15%	(846,300)
Samis	960	3/20/09	2.30%	(1,583)
Deutsche Bank
AIG	2,000	3/20/13	2.10%	22,363
Dow Jones CDX	5,000	12/20/10	(0.65)%	705,230
Dow Jones CDX	2,000	6/20/12	1.035%	(258,503)
Goldman Sachs
ABS Home Equity Index	3,000	5/25/46	2.42%	(2,446,690)
CIFC 2006 1A B2L	500	10/20/20	(4.50)%	170,610
CIFC 2006 1A B2L	1,500	10/11/21	(4.50)%	461,400
HSBC Bank
Republic of Ukraine	5,000	4/20/09	0.70%	(33,490)
JPMorgan Chase
ABS Home Equity Index	3,000	5/25/46	2.42%	(2,460,240)
Lennar	2,000	12/20/12	5.40%	(89,556)
Merrill Lynch	5,000	3/20/17	(0.40)%	670,088
Qwest Holding	1,000	9/20/10	4.20%	(19,343)
Lehman Brothers
ABS Home Equity Index	2,000	5/25/46	(1.33)%	1,774,767
Federal Republic of Brazil	6,000	6/20/16	2.68%	271,659
Morgan Stanley Dean Witter
Capital I	5,000	12/20/16	(0.34)%	464,625
Windstream	3,000	6/20/12	1.05%	(307,315)

24 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2008

3. Investment in Securities (continued)
	Notional
	Amount		Payments
	Payable on		Received	Unrealized
Swap Counterparty/	Default	Termination	(Paid)	Appreciation
Referenced Debt Issuer	(000)	Date	by Fund	(Depreciation)
Merrill Lynch & Co.
ABS Home Equity Index	$1,000	5/25/46	0.11%	$(67,590)
Dow Jones CDX	2,484	6/20/12	0.91%	(53,257)
Dow Jones CDX	1,000	6/20/12	1.06%	(128,412)
Morgan Stanley
Aegis Asset-Backed Securities Trust	1,318	6/25/34	(1.15)%	449,730
Biomet	4,000	9/20/12	2.95%	(53,734)
Federal Republic of Brazil	2,000	6/20/15	4.23%	289,317
Federation of Russia	5,000	6/20/15	1.52%	10,065
Gazprom Capital	3,000	12/20/08	1.38%	3,146
Indymac Home Equity Loan	1,721	6/25/30	1.50%	(71,701)
Morgan Stanley Dean Witter Capital I	709	8/25/32	2.15%	(433,278)
Republic of Panama	5,000	6/20/15	2.75%	274,951
Republic of Peru	5,000	6/20/15	2.90%	424,870
United Mexican States	5,000	6/20/15	1.40%	5,165
UBS
Aegis Asset-Backed Securities Trust	1,318	6/25/34	1.50%	(442,157)
Wachovia Securities
ABS Home Equity Index	6,000	7/25/45	1.54%	(4,937,010)
				$(1,978,426)

(d) Interest rate swap agreements outstanding at March 31, 2008:

			Rate Type
	Notional		Payments	Payments	Unrealized
	Amount	Termination	made by	received by	Appreciation
Swap Counterparty	(000)	Date	Fund	Fund	(Depreciation)
Barclays Bank	$280,000	6/18/25	5.00%	3-Month USD-LIBOR	$(7,170,963)
Barclays Bank	289,600	6/21/25	3-Month USD-LIBOR	5.00%	7,740,470
Citigroup	49,600	6/18/18	5.00%	3-Month USD-LIBOR	(1,847,585)
Royal Bank of Scotland	421,100	2/25/18	3.60%	3-Month USD-LIBOR	(11,403,249)
Royal Bank of Scotland	421,100	2/25/18	3-Month USD-LIBOR	5.80%	11,639,406
					$(1,041,921)

(e) Total Return swap contracts outstanding at March 31, 2008:

Swap	Fund	Fund	Termination	Notional	Unrealized
Counterparty	Receives	Pays	Date	Amount	Depreciation
Barclays Bank	MSCI Daily	3 month LIBOR	10/31/08	$128,999,986	$(16,548,773)
	Total Return EAFE	plus 0.25%

EAFE – Europe and Australasia, Far East Equity Index
LIBOR – London Inter-Bank Offered Rate
MSCI – Morgan Stanley Capital International
The Fund received $16,500,000 par value in U.S. Treasury Bills as collateral for swap contracts.

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 25

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2008

3. Investment in Securities (continued)

(f) Forward foreign currency contracts outstanding at March 31, 2008:

	U.S. $ Value	U.S. $ Value	Unrealized
	Origination Date	March 31, 2008	Depreciation
Sold:
4,387,000 Euros settling 4/28/08	$6,834,946	$6,944,787	$(109,841)
1,200,000 British Pound Sterling settling 4/17/08	2,372,400	2,382,078	(9,678)
160,000,000 Japanese Yen settling 5/12/08	1,574,803	1,611,591	(36,788)
			$(156,307)

(g) The weighted average daily balance of reverse repurchase agreements outstanding during the year ended March 31, 2008 was $82,962,355 at a weighted average interest rate of 4.80%.

Open reverse repurchase agreements at March 31, 2008:

		Trade	Maturity	Principal &
Counterparty	Rate	Date	Date	Interest	Par
Deutsche Bank	2.96%	3/12/08	4/14/08	$1,001,644	$1,000,000
	2.97%	3/12/08	4/14/08	50,082,500	50,000,000
Goldman Sachs	2.90%	3/12/08	4/14/08	3,004,833	3,000,000
	2.90%	3/18/08	4/14/08	8,408,473	8,399,000
	3.05%	3/12/08	4/14/08	39.258,409	39,192,000
	3.05%	3/17/08	4/14/08	2,895,675	2,892,000
					$104,483,000

Details of underlying collateral for open reverse repurchase agreements at March 31, 2008, as reflected in the Schedule of Investments:

Counterparty	Description	Rate	Maturity Date	Par	Market Value
Deutsche Bank	Fannie Mae	5.50%	4/1/37	$9,151,968	$9,248,658
	Fannie Mae	6.00%	3/1/30	7,720,064	7,949,474
	Fannie Mae	8.00%	8/1/32	2,996,220	3,263,001
	Freddie Mac	6.00%	12/1/37	15,342,467	15,749,594
	Freddie Mac	6.50%	7/1/34	1,010,567	1,049,913
	Freddie Mac	6.50%	4/1/35	5,234,810	5,459,640
	Freddie Mac	6.50%	2/1/36	10,635,459	11,072,172
Goldman Sachs	Fannie Mae	5.50%	11/1/34	1,066,937	1,079,927
	Fannie Mae	5.50%	1/1/35	1,161,666	1,174,148
	Fannie Mae	5.50%	4/1/37	498,639	503,907
	Fannie Mae	5.50%	7/1/37	2,152,630	2,175,372
	Fannie Mae	5.50%	7/1/37	2,879,687	2,910,111
	Fannie Mae	5.50%	8/1/37	215,212	217,486
	Fannie Mae	6.00%	5/25/31	7,053,883	7,228,192
	Fannie Mae	6.50%	6/1/31	11,546	11,959
	Fannie Mae	6.50%	9/1/31	170,213	176,249
	Fannie Mae	6.50%	11/1/31	130,506	135,095
	Fannie Mae	6.50%	11/1/31	189,043	195,687
	Fannie Mae	6.50%	7/1/32	513,716	531,691
	Fannie Mae	6.50%	9/1/32	685,133	706,651
	Fannie Mae	6.50%	2/25/33	838,703	882,077
	Fannie Mae	6.50%	12/1/33	545,396	564,777

26 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2008

3. Investment in Securities (continued)

			Maturity
Counterparty	Description	Rate	Date	Par	Market Value
	Fannie Mae	6.50%	10/1/33	$185,516	$193,146
	Fannie Mae	6.65%	11/1/28	365,168	381,011
	Fannie Mae	6.95%	8/25/21	1,096,653	1,169,807
	Fannie Mae	7.00%	8/25/21	589,144	632,458
	Fannie Mae	7.00%	9/25/21	930,112	997,936
	Fannie Mae	7.00%	2/1/31	307,553	323,224
	Fannie Mae	7.00%	6/25/32	191,148	207,609
	Fannie Mae	7.00%	1/25/48	62,742	68,037
	Fannie Mae	7.50%	7/25/22	93,777	101,967
	Fannie Mae	7.50%	6/1/32	122,159	128,868
	Fannie Mae	7.50%	10/1/32	22,269	23,483
	Fannie Mae	8.00%	3/25/21	244,572	267,944
	Fannie Mae	8.50%	1/25/25	45,920	49,873
	Freddie Mac	4.50%	11/15/25	82,132	83,034
	Freddie Mac	6.00%	5/1/30	2,047,304	2,116,485
	Freddie Mac	6.50%	10/15/23	2,000,000	2,124,076
	Freddie Mac	6.50%	4/15/24	793,817	843,161
	Freddie Mac	6.50%	6/15/31	2,913,217	3,052,408
	Freddie Mac	6.50%	8/15/31	3,178,265	3,359,753
	Freddie Mac	6.50%	2/15/32	4,627,959	4,871,561
	Freddie Mac	6.50%	2/1/34	941,874	977,605
	Freddie Mac	6.50%	3/1/34	347,253	359,124
	Freddie Mac	6.50%	5/1/34	563,753	585,782
	Freddie Mac	6.50%	7/1/34	374,515	387,162
	Freddie Mac	6.50%	7/1/34	1,141,693	1,186,145
	Freddie Mac	6.50%	8/1/34	283,152	292,891
	Freddie Mac	6.50%	11/1/34	362,735	375,362
	Freddie Mac	6.95%	7/15/21	670,624	730,315
	Freddie Mac	7.00%	5/15/21	264,508	284,318
	Freddie Mac	7.00%	12/15/21	103,479	109,563
	Freddie Mac	7.00%	6/15/29	100,000	107,385
	Freddie Mac	7.00%	6/15/31	5,191,645	5,468,448
	Freddie Mac	7.00%	8/1/36	2,615,203	2,717,366
	Freddie Mac	7.50%	2/15/23	35,692	38,506
	Freddie Mac	7.50%	9/15/30	1,004,875	1,073,258
	Freddie Mac	7.50%	1/15/31	39,279	40,461
	Freddie Mac	8.00%	3/15/23	126,192	137,462
	Freddie Mac	8.50%	5/17/10	442,385	456,448
	Freddie Mac	10.525%	8/25/22	1,109,056	1,255,700
					$109,864,923

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 27

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2008

4. Income Tax Information
The tax character of dividends and distributions paid were:

	Year Ended	Year Ended
	March 31, 2008	March 31, 2007
Ordinary Income	$24,535,220	$20,980,451
Long-Term Capital Gains	3,827,817	1,851,256

At March 31, 2008, the tax character of distributable earnings was comprised of $367,479 of ordinary income and $19,465,502 of long-term capital gains.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses of $655,130 and losses of $40,861 from investments in Passive Foreign Investment Companies (PFICs), arising after October 31, 2007. Such losses are treated as arising on April 1, 2008.

For the year ended March 31, 2008, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions and paydowns. These adjustments were to decrease dividends in excess of net investment income and decrease accumulated net realized gains by $11,236,191.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended March 31, 2008, the Fund received $11,531,633 from swap agreements which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

The cost basis of portfolio securities for federal income tax purposes is $347,176,105. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $5,128,816; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $12,480,214; net unrealized depreciation for federal income tax purposes is $7,351,398. The difference between book and tax appreciation/depreciation is primarily attributable to mark-to-market on option contracts, passive foreign investment companies and wash sales.

During the year ended March 31, 2008, the Fund utilized capital loss carryforwards of $3,883,474 from the previous fiscal period.

5. Subsequent Dividend Declarations

On April 1, 2008, a dividend of $0.18335 per share was declared to shareholders payable May 1, 2008 to shareholders of record on April 11, 2008.

On May 1, 2008, a dividend of $0.18335 per share was declared to shareholders payable June 2, 2008 to shareholders of record on May 12, 2008.

6. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

28 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Financial Highlights
For a share of stock outstanding throughout each period:

			For the period
			May 31, 2005*
	Year ended March 31,		through
	2008	2007	March 31, 2006
Net asset value, beginning of period	$27.56	$26.04	$23.88	**
Investment Operations:
Net investment income	1.22	1.04	0.80
Net realized and change in unrealized gain (loss) on
investments, futures contracts, options written,
swaps, unfunded loan commitments and foreign
currency transactions	(2.88)	2.92	3.52
Total from investment operations	(1.66)	3.96	4.32
Dividends and Distributions to Shareholders from:
Net investment income	(2.61)	(2.24)	(2.11)
Net realized gains	(0.41)	(0.20)	—
Total dividends and distributions to shareholders	(3.02)	(2.44)	(2.11)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—	—	(0.05)
Net asset value, end of period	$22.88	$27.56	$26.04
Market price, end of period	$22.20	$27.36	$24.49
Total Investment Return (1)	(8.02)%	22.51%	6.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)	$214,858	$258,779	$242,981
Ratio of expenses to average net assets,
including interest expense (2)	3.14%	2.66%	1.99	%(3)
Ratio of expenses to average net assets,
excluding interest expense (2)	1.51%	1.42%	1.31	%(3)
Ratio of net investment income to average net assets	4.62%	3.91%	3.82	%(3)
Portfolio turnover	156%	86%	105%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of stock at the current market price on the first day of each period and a sale of a share of stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(o) in Notes to Financial Statements).
(3)	Annualized.

See accompanying Notes to Financial Statements | 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 29

PIMCO Global StocksPLUS & Income Fund	Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Global StocksPLUS & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Global StocksPLUS & Income Fund (the “Fund”) at March 31, 2008, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 29, 2008

30 PIMCO Global StocksPLUS & Income Fund Annual Report |3.31.08|

PIMCO Global StocksPLUS & Income Fund	Tax Information/Annual Shareholder
Meeting Results (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year-end (March 31, 2008) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended March 31, 2008 were as follows:

Dividends from ordinary income	$2.6126
Distributions from net long-term capital gains	$0.4076

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2009, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2008. The amount that will be reported, will be the amount to use on your 2008 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended March 31, 2008. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 25, 2007. Shareholders voted to re-elect John J. Dalessandro II and R. Peter Sullivan III and elect John C. Maney and William B. Ogden, IV as Trustees as indicated below:

		Withheld
	Affirmative	Authority
Re-election of John J. Dalessandro II – Class II to serve until 2010	8,550,055	84,013
Election of John C. Maney – Class III to serve until 2008	8,558,976	75,092
Election of William B. Ogden, IV – Class I to serve until 2009	8,558,822	75,246
Re-election of R. Peter Sullivan III – Class II to serve until 2010	8,554,178	79,890

Messrs. Paul Belica, Robert E. Connor and Hans W. Kertess continue to serve as Trustees.

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 31

PIMCO Global StocksPLUS & Income Fund	Privacy Policy/Proxy Voting
Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information
In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve month period ended June 30, is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund	Dividend Reinvestment Plan
(unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 33

PIMCO Global StocksPLUS & Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the
Americas, New York, NY 10105

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company;
Date of Birth: 7/12/39	Formerly, Managing Director, Royal Bank of Canada Capital
Chairman of the Board of Trustees since: 2007	Markets.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2010 annual meeting of shareholders.
Trustee/Director of 32 funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex

Paul Belica	Retired. Formerly Director, Student Loan Finance Corp.,
Date of Birth: 9/27/21	Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc.
Trustee since: 2005	and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund
Term of office: Expected to stand for re-election	LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund
at 2009 annual meeting of shareholders.	LLC.
Trustee/Director of 32 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

Robert E. Connor	Retired. Formerly, Senior Vice President, Corporate Office,
Date of Birth: 9/17/34	Smith Barney Inc.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 32 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

John J. Dalessandro II	Retired. Formerly, President and Director, J.J. Dalessandro II
Date of Birth: 7/26/37	Ltd., registered broker-dealer and member of the New York
Trustee since: 2005	Stock Exchange.
Term of office: Expected to stand for re-election
at 2010 annual meeting of shareholders.
Trustee/Director of 32 funds in Fund Complex
Trustee/Director of no funds outside of Fund
complex

William B. Ogden, IV	Asset Management Industry Consultant; Formerly, Managing
Date of Birth: 1/11/45	Director, Investment Banking Division of Citigroup Global
Trustee since: 2006	Markets Inc.
Term of office: Expected to stand for election
at 2009 annual meeting of shareholders.
Trustee/Director of 32 funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex

R. Peter Sullivan III	Retired. Formerly, Managing Partner, Bear Wagner Specialists
Date of Birth: 9/4/41	LLC, specialist firm on the New York Stock Exchange.
Trustee since: 2006
Term of office: Expected to stand for re-election
at 2010 annual meeting of shareholders.
Trustee/Director of 32 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

34 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

PIMCO Global StocksPLUS & Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

John C. Maney†	Management Board of Allianz Global Investors Fund
Date of Birth: 8/3/59	Management LLC; Management Board and Managing Director
Trustee since 2006	of Allianz Global Investors of America L.P. since January 2005
Term of office: Expected to stand for	and also Chief Operating Officer of Allianz Global Investors of
election at 2008 annual meeting	America L.P. since November 2006; Formerly, Executive Vice
of shareholders	President and Chief Financial Officer of Apria Healthcare Group,
Trustee/Director of 69 funds in Fund Complex	Inc. (1998-2001)
Trustee/Director of no funds outside of Fund
Complex

†
Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

Further information about Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated May 25, 2005, which can be obtained upon request, without charge, by calling the Fund's shareholder servicing agent at (800) 331-1710.

| 3.31.08 | PIMCO Global StocksPLUS & Income Fund Annual Report 35

PIMCO Global StocksPLUS & Income Fund Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held
with Fund	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel	Executive Vice President, Director of Fund Administration,
Date of Birth: 11/14/64	Allianz Global Investors Fund Management LLC; Director of
President & Chief Executive Officer since: 2005	6 funds in the Fund Complex; President and Chief Executive
Officer of 36 funds in the Fund Complex; Treasurer; Principal
Financial and Accounting Officer of 39 funds in the Fund
Complex and The Korea Fund, Inc.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund
Date of Birth: 3/10/66	Management LLC; Treasurer, Principal Financial and Accounting
Treasurer, Principal/Financial	officer of 36 funds in the Fund Complex; Assistant Treasurer of
and Accounting Officer since: 2005	39 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo	Senior Vice President, Senior Counsel, Allianz Global Investors
Date of Birth: 3/22/68	of America L.P., Vice President, Secretary and Chief Legal Officer
Vice President, Secretary & Chief Legal Officer	of 75 funds in the Fund Complex. Secretary & Chief Legal Officer
since: 2005	of The Korea Fund, Inc. Formerly, Vice President and Associate
General Counsel, Neuberger Berman LLC (1991-2004).

Scott Whisten	Vice President, Allianz Global Investors Fund Management LLC;
Date of Birth: 3/13/71	Assistant Treasurer of 75 funds in the Fund Complex. Formerly,
Assistant Treasurer since: 2007	Accounting Manager, Prudential Investments (2002-2005).

Youse E. Guia	Senior Vice President, Group Compliance Manager, Allianz
Date of Birth: 9/3/72	Global Investors of America L.P., Chief Compliance Officer of 75
Chief Compliance Officer since: 2005	funds in the Fund Complex and The Korea Fund, Inc. Formerly,
Vice President, Group Compliance Manager, Allianz Global
Investors of America L.P. (2002-2004).

William V. Healey	Executive Vice President, Chief Legal Officer- U.S. Retail, Allianz
Date of Birth: 7/28/53	Global Investors of America L.P., Executive Vice President, Chief
Assistant Secretary since: 2006	Legal Officer and Secretary, Allianz Global Investors Fund
Management LLC, Allianz Global Investors Distributors LLC,
Allianz Global Investors Advertising Agency Inc., and Allianz
Global Investors Managed Accounts LLC. Assistant Secretary of
75 funds in the Fund Complex; formerly, Vice President and
Associate General Counsel The Prudential Insurance Company of
America; Executive Vice President and Chief Legal Officer, The
Prudential Investments (1998-2005).

Richard H. Kirk	Senior Vice President, Allianz Global Investors of America L.P.
Date of Birth: 4/6/61	(since 2004). Senior Vice President, Associate General Counsel,
Assistant Secretary since: 2006	Allianz Global Investors Distributors LLC. Assistant Secretary of
75 funds in the Fund Complex; formerly, Vice President, Counsel,
The Prudential Insurance Company of America/American
Skandia (2002-2004).

Kathleen A. Chapman	Assistant Secretary of 75 funds in the Fund Complex; Manager
Date of Birth: 11/11/54	IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential
Assistant Secretary since: 2006	Insurance Company of America and Assistant Corporate
Secretary of affiliated American Skandia companies (1996-
2004).

Lagan Srivastava	Assistant Secretary of 75 funds in the Fund Complex and The
Date of Birth: 9/20/77	Korea Fund, Inc. formerly Research Assistant, Dechert LLP
Assistant Secretary since: 2006	(2004-2005); Research Assistant, Swidler Berlin Shereff
Friedman LLP (2002-2004).

Richard J. Cochran	Vice President, Allianz Global Investors Fund Management LLC;
Date of Birth: 1/23/61	Assistant Treasurer of 32 funds in the Fund Complex. Formerly,
Assistant Treasurer since: 2008	Tax Manager, Teacher Insurance Annuity Association/College
Retirement Equity Fund (2002-2008).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

36 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.08 |

Trustees and Principal Officers

Hans W. Kertess
   Trustee, Chairman of the Board of Trustees
Paul Belica
   Trustee
Robert E. Connor
   Trustee
John J. Dalessandro II
   Trustee
John C. Maney
   Trustee
William B. Ogden, IV
   Trustee
R. Peter Sullivan III
   Trustee
Brian S. Shlissel
   President & Chief Executive Officer
Lawrence G. Altadonna
   Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
   Vice President, Secretary & Chief Legal Officer
Scott Whisten
   Assistant Treasurer
Youse E. Guia
   Chief Compliance Officer
William V. Healey
   Assistant Secretary
Richard H. Kirk
   Assistant Secretary
Kathleen A. Chapman
   Assistant Secretary
Lagan Srivastava
   Assistant Secretary
Richard J. Cochran
   Assistant Treasurer

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Global StocksPLUS & Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On August 15, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (‘‘NYSE’’) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,000 in 2007 and $83,000 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2007 and $0 in 2008.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $12,500 in 2007 and $13,500 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Global StocksPLUS & Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $2,291,704 and the 2008 Reporting Period was $3,378,473.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO Global StockPLUS & Income Fund
(the “Trust”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. TheTrust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub- adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

      Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

      The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

      PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

      Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8.        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

      As of June 9, 2008, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Global StocksPLUS & Income Fund (PGP) (the “Fund”):

Daniel J. Ivascyn

      Mr. Ivascyn is a Managing Director, portfolio manager and a member of PIMCO’s mortgage and ABS team and has been the portfolio manager of the Fund since inception (May 2005). He joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments. Mr. Ivascyn has sixteen years of investment experience and holds a degree in economics from Occidental College and an MBA in analytic finance from the University of Chicago Graduate School of Business.

(a)(2)

      The following summarizes information regarding each of the accounts, excluding the Fund that were managed by the Portfolio Manager as of March 31, 2008, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment		Other Pooled Investment		Other Accounts
		Companies		Vehicles
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J.	PGP	6	5,654.46	8*	1,933.6*8	9	30,606.64
Ivascyn

      * Of these other pooled investment vehicles, three accounts totaling $541.31 million in assets pay an advisory fee that is based in part on the performance of the account.

      From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of has positions with the Fund, the portfolio manager know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of March 31, 2008, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Fund:

      PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

  Amount and nature of assets managed by the portfolio manager;

  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

  Contributions to asset retention, gathering and client satisfaction;

  Contributions to mentoring, coaching and/or supervising; and

  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 3/31/08.

PIMCO Global StocksPLUS & Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Funds
Daniel J. Ivascyn	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)        The registrant's President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)        There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the ACT (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Global StocksPLUS & Income Fund

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date June 9, 2008

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date June 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date June 9, 2008

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date June 9, 2008